BlackRock Municipal Income Trust PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
SCAN The QR code or visit www.proxy-direct.com to vote your shares
LIVE AGENT Call 1-833-880-8840 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET
CALL 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VIRTUAL MEETING

The meeting will be held virtually at the following

Website: https://meetnow.global/MNJNZF5

on October 15, 2025 at [00:00] a.m. (Eastern Time).

All votes must be received by the end of the meeting.

To participate in the Virtual Meeting enter the 14-digit

control number from the shaded box of this card.

PROXY	BLACKROCK MUNICIPAL INCOME TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Municipal Income Trust, a Delaware corporation (“BFK”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNJNZF5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

BFK_34667_070225

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal
		FOR	AGAINST	ABSTAIN
1e.

The common shareholders and VMTP Holders of BFK are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BFK and the Acquiring Fund (the “BFK Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BFK’s assets and the assumption by the Acquiring Fund of substantially all of BFK’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BFK, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BFK of its registration under the 1940 Act, and the liquidation, dissolution and termination of BFK in accordance with its Agreement and Declaration of Trust and Delaware law (the “BFK Reorganization”).

		☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on October 15, 2025.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-34667

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	BFK 1 34667	xxxxxxxx

BlackRock Municipal Income Trust II PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
SCAN The QR code or visit www.proxy-direct.com to vote your shares
LIVE AGENT Call 1-833-880-8840 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET
CALL 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VIRTUAL MEETING

The meeting will be held virtually at the following

Website: https://meetnow.global/MNJNZF5

on October 15, 2025 at [00:00] a.m. (Eastern Time).

All votes must be received by the end of the meeting.

To participate in the Virtual Meeting enter the 14-digit

control number from the shaded box of this card.

PROXY	BLACKROCK MUNICIPAL INCOME TRUST II JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Municipal Income Trust II, a Delaware corporation (“BLE”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNJNZF5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

BLE_34667_070225

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal
		FOR	AGAINST	ABSTAIN
1a.

The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BLE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLE and the Acquiring Fund (the “BLE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BLE’s assets and the assumption by the Acquiring Fund of substantially all of BLE’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BLE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BLE of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BLE in accordance with its Agreement and Declaration of Trust and Delaware law (the “BLE Reorganization”).

		☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on October 15, 2025.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-34667

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	BLE 1 34667	xxxxxxxx

BlackRock Municipal Income Quality Trust PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
SCAN The QR code or visit www.proxy-direct.com to vote your shares
LIVE AGENT Call 1-833-880-8840 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET
CALL 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VIRTUAL MEETING

The meeting will be held virtually at the following

Website: https://meetnow.global/MNJNZF5

on October 15, 2025 at [00:00] a.m. (Eastern Time).

All votes must be received by the end of the meeting.

To participate in the Virtual Meeting enter the 14-digit

control number from the shaded box of this card.

PROXY	BLACKROCK MUNICIPAL INCOME QUALITY TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Municipal Income Quality Trust, a Delaware corporation (“BYM”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNJNZF5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

BYM_34667_070225

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal
		FOR	AGAINST	ABSTAIN
1c.

The common shareholders and VMTP Holders of BYM are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BYM and the Acquiring Fund (the “BYM Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BYM’s assets and the assumption by the Acquiring Fund of substantially all of BYM’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BYM, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BYM of its registration under the 1940 Act, and the liquidation, dissolution and termination of BYM in accordance with its Agreement and Declaration of Trust and Delaware law (the “BYM Reorganization”).

		☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on October 15, 2025.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-34667

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	BYM 1 34667	xxxxxxxx

BlackRock MuniHoldings Fund, Inc. PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
SCAN The QR code or visit www.proxy-direct.com to vote your shares
LIVE AGENT Call 1-833-880-8840 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET
CALL 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VIRTUAL MEETING

The meeting will be held virtually at the following

Website: https://meetnow.global/MNJNZF5

on October 15, 2025 at [00:00] a.m. (Eastern Time).

All votes must be received by the end of the meeting.

To participate in the Virtual Meeting enter the 14-digit

control number from the shaded box of this card.

PROXY	BLACKROCK MUNIHOLDINGS FUND, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniHoldings Fund, Inc., a Maryland corporation (“MHD” or the “Acquiring Fund”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNJNZF5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

MHD_34667_070225

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposals
2a.

The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BLE Reorganization Agreement (the “BLE Issuance”).

FOR AGAINST ABSTAIN ☐ ☐ ☐
2b.

The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BYM Reorganization Agreement (the “BYM Issuance”).

FOR AGAINST ABSTAIN ☐ ☐ ☐
2c.

The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BFK Reorganization Agreement (the “BFK Issuance”).

FOR AGAINST ABSTAIN ☐ ☐ ☐
2d.

The common shareholders and VMTP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MUE Reorganization Agreement (the “MUE Issuance” and collectively with the BLE Issuance, the BYM Issuance and the BFK Issuance, the “Issuances”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on October 15, 2025.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-34667

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	MHD 1 34667 xxxxxxxx

BlackRock MuniHoldings Quality Fund II, Inc. PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
SCAN The QR code or visit www.proxy-direct.com to vote your shares
LIVE AGENT Call 1-833-880-8840 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 pm – 6 pm ET
CALL 1-800-337-3503 Follow the recorded instructions available 24 hours
MAIL Vote, sign and Mail in the enclosed Business Reply Envelope

VIRTUAL MEETING

The meeting will be held virtually at the following

Website: https://meetnow.global/MNJNZF5

on October 15, 2025 at [00:00] a.m. (Eastern Time).

All votes must be received by the end of the meeting.

To participate in the Virtual Meeting enter the 14-digit

control number from the shaded box of this card.

PROXY	BLACKROCK MUNIHOLDINGS QUALITY FUND II, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniHoldings Quality Fund II, Inc., a Maryland corporation (“MUE”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNJNZF5. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

MUE_34667_070225

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

A	Proposal
1g.

The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of MUE are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MUE and the Acquiring Fund (the “MUE Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MUE’s assets and the assumption by the Acquiring Fund of substantially all of MUE’s liabilities in exchange solely for newly issued common shares and VMTP Shares and VMTP Holders of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MUE, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MUE of its registration under the 1940 Act, and the liquidation, dissolution and termination of MUE in accordance with its Articles of Incorporation and Maryland law (the “MUE Reorganization”).

FOR AGAINST ABSTAIN ☐ ☐ ☐

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on October 15, 2025.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-34667

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	MUE 1 34667 xxxxxxxx